UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811- 07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2013

Date of reporting period:	September 1, 2012 — February 28, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGIAX

Putnam Global Industrials Fund

Semiannual report 2|28|13

A world of investing.™

Putnam Investments

This GLOBAL SECTOR FUND invests in stocks of industrial companies worldwide.

Putnam
Global Industrials
Fund

Semiannual report
2 | 28 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio managers	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Financial statements	17

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Investments in small and/or midsize companies increase the risk of greater price fluctuations. The fund’s policy of concentrating on a limited group of industries and the fund’s non-diversified status, which means the fund may invest in fewer issuers, can increase the fund’s vulnerability to common economic forces and may result in greater losses and volatility. Derivatives also involve the risk, in the case of many over-the-counter instruments, of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The use of short selling may result in losses if the securities appreciate in value. The prices of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific company or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

The U.S. stock market has set record highs recently, thanks to steadily improving housing and employment data and the Federal Reserve’s pledge to continue to add stimulus until it believes the economy has meaningfully improved. The federal budget battle continues among Washington lawmakers, but investors appear to believe that a resolution will eventually take place.

The by-now familiar risks that have buffeted markets for a few years have not gone away entirely, but they appear to be steadily abating. Europe, while having slumped further into recession, is slowly addressing its sovereign debt problem; China’s economy appears to be improving; and here in the United States economic recovery is underway.

Times like these require a measured, balanced approach to investing. At Putnam, our investment team is actively focused on managing risk while pursuing returns. The guidance of your financial advisor is also important in helping to ensure that your portfolio remains in line with your individual goals and tolerance for risk.

We would like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Pursuing opportunities in industrial products and services worldwide

When Wilbur and Orville Wright successfully flew the first airplane in 1903, they introduced to the world more than fuel-powered flight. Their innovative thinking also helped to found the aerospace industry. Today, aerospace companies are creating state-of-the-art commercial airplanes and developing advanced engineering solutions that reach across businesses. At the same time, companies in a broad range of manufacturing industries — among them electronics, machinery, and construction — are designing groundbreaking technologies that increase efficiency while reducing the impact of industrial production on the environment. Together, these industries help to drive demand in the industrials sector.

Putnam Global Industrials Fund seeks companies that can profit from the worldwide demand for industrial products, services, and equipment.

This can include those companies that produce aerospace and defense equipment, building and home improvement products, electrical components and machinery, and other commodities. The fund may also invest in service providers such as civil engineering firms and contractors, commercial printers, and transportation companies.

The fund’s portfolio managers conduct their fundamental research with support from analysts across Putnam’s Global Equity Research organization. Their disciplined process includes analyzing each company’s valuation, financial strength, competitive positioning, earnings, and cash flow.

The fund invests primarily in midsize and large companies, but can invest in companies of any size. The fund also diversifies geographically, targeting stocks in markets around the world.

Sector investing at Putnam

In recent decades, innovation and business growth have propelled stocks in different industries to market-leading performance. Finding these stocks, many of which are in international markets, requires rigorous research and in-depth knowledge of global markets.

Putnam’s sector funds invest in nine sectors worldwide and offer active management, risk controls, and the expertise of dedicated sector analysts. The funds’ managers invest with flexibility and precision, using fundamental research to hand select stocks for the portfolios.

All sectors in one fund:

Putnam Global Sector Fund

A portfolio of individual Putnam Global Sector Funds that provides exposure to all sectors of the MSCI World Index.

Individual sector funds:

Global Consumer Fund

Retail, hotels, restaurants, media, food and beverages

Global Energy Fund

Oil and gas, energy equipment and services

Global Financials Fund

Commercial banks, insurance, diversified financial services, mortgage finance

Global Health Care Fund

Pharmaceuticals, biotechnology, health-care services

Global Industrials Fund

Airlines, railroads, trucking, aerospace and defense, construction, commercial services

Global Natural Resources Fund

Metals, chemicals, oil and gas, forest products

Global Technology Fund

Software, computers, Internet services

Global Telecommunications Fund

Diversified and wireless telecommunications services

Global Utilities Fund

Electric, gas, and water utilities

2 Global Industrials Fund	Global Industrials Fund	3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11-12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4	Global Industrials Fund

Interview with your fund’s portfolio managers

What was the investment environment like during the reporting period, and what effect did this have on the fund’s performance?

Ferat: Relaxed monetary policy and investor anticipation of an acceleration in global GDP in the second half of 2012 resulted in a rally in industrial stocks. International industrial stocks, in particular, generally outperformed U.S. stocks. Equity markets improved in Europe as fears of the debt crisis began to stabilize. In China, the pattern of slower growth began to abate at the end of the fourth quarter on the back of looser monetary policy and increased infrastructure spending. In Japan, the election of a new prime minister and aggressive economic stimulus helped boost market performance.

In the United States, investors were riveted by the presidential election, ongoing gridlock in Congress over budget issues, and uncertainty about whether a solution would be crafted to avert the so-called fiscal cliff of federal tax rate hikes and budget cuts scheduled to take effect in January 2013. Following the reelection of President Obama, markets began to rally as investors hoped that budget issues would be resolved and there would be tax law clarity by the end of the year. Congress eventually achieved a bipartisan deal shortly after the January 1, 2013 deadline, and equity performance remained positive in the first two months of the new year.

Against this backdrop, Putnam Global Industrials Fund outperformed its

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/28/13. See pages 4 and 11–12 for additional fund performance information. Index descriptions can be found on page 15.

Global Industrials Fund	5

benchmark, the MSCI World Industrials Index. Our bottom-up approach to equity research and selective stock picking were the largest drivers of fund performance.

How would you describe your investment philosophy?

Ned: As ever, our approach to stock picking is not generally driven by macroeconomic events. Our fundamental research is largely “bottom up,” driven by extensive fieldwork, rigorous competitive analysis, and detailed financial modeling. We use a robust risk/reward framework, explicitly modeling our coverage for a downturn and also for a steady growth environment. We focus on stocks that we believe can offer meaningful upside potential as well as downside protection. We also consider aspects of a company that might give its stock story more depth, where there may be details that are not appreciated by the general market.

During the period, the U.S. defense budget was reduced and further threatened with additional cuts from sequestration in 2013. How did this affect opportunities in the defense sector?

Ferat: In our view, now is a good time to own stocks in the defense sector. The sector has been weak since 2007 as the market has priced in a long-term cyclical decline. While decisions have to be made to balance the budget, thus far the focus has been largely on the discretionary side. But there is a limit to what can be reduced. The U.S. defense budget had been reduced under the previous Secretary of Defense. This was followed by the Budget Control Act of 2011 and an overall decline in war spending in 2012. In 2013, the sequester was implemented. We think that the sequester is the last defense budget cut and that this action will accelerate the bottoming process. More importantly, it appears the consensus expectation is that most of the cuts will be from equipment spending over the next ten years. In fact, we think the U.S. armed forces will start to adjust in terms of force structure, which may help shield equipment spending. Therefore, we see the sequester as the last cut for the foreseeable future, and we expect the

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

6	Global Industrials Fund

market to start to price in the upcoming trough as early as 2014.

In our view, the key risk to defense stocks are the profit margins, and we therefore focus on management teams that we believe reduce contract risk and demonstrate better execution.

How does the portfolio’s strategy benefit from improvement in the construction markets?

Ferat: We believe that non-residential construction is one of the most interesting business-to-business end markets in our investment universe. Unlike other segments of the broader construction sector, non-residential construction has not really recovered post-financial crisis and is much closer to its trough, in our view, than its 2008 peak levels. If the residential housing market continues to recover, the non-residential construction segment should follow, as it has done historically. We are looking for companies in this segment that may be poised to benefit as the recovery moves forward. Conversely, if the economy slides into recession, we believe that non-residential construction has less downside than other segments that have appreciated comparatively more.

What trends are you monitoring in the aerospace industry?

Ned: We expect commercial aerospace to continue to offer opportunities in 2013. At the beginning of the reporting period, global air traffic was growing, albeit at a modest rate. At the same time, the so-called “aftermarket” declined. This unique segment involves aerospace manufacturers, parts suppliers, and service providers who compete to maintain and repair active fleets of aircraft. When making stock selections, we prefer suppliers that have access to aftermarket

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 2/28/13. Short-term holdings and derivatives, if any, are excluded. Holdings will vary over time.

Global Industrials Fund	7

revenues. In our view, steady growth in air traffic helps support the attractiveness of the sector. If the global economy remains positive, we believe the sector should experience a positive restocking cycle. If the economy weakens, it appears much of the industry’s destocking has already taken place, and revenues should track the traffic.

How did the fund use derivatives during the reporting period?

Ned: We purchased options to express stock-specific views in a way to optimize our risk/ reward. We generally pay a premium and, as a policy, do not sell options on stocks. Currency forwards allow us to pursue strategies that can help protect the fund from adverse movements in exchange rates.

Which holdings contributed to fund performance?

Ned: Invensys, a global manufacturer of process automation systems and rail signaling technology, was identified as undervalued by our global fundamental research process. Our view was that Invensys would be more valuable to other market participants, making the company a candidate for a merger or acquisition. During the reporting period, Siemens put forward an offer to buy a key Invensys division, which drove the share price higher. As of February 28, 2013, the stock was no longer held in the fund.

An out-of-benchmark holding in Johnson Controls, a supplier of electronics and solutions to the automotive and building industries, as well as the military, also contributed to performance. Johnson Controls had a tough two years, in part due to capital misallocation, and in part due to execution issues, which created an investment opportunity. We believe the company has the potential to grow earnings at a double-digit rate as we think two of its end markets, HVAC and automotive, are recovering. The company is innovating, driving growth structurally as well as cyclically. This drive to innovation can be evidenced by its new battery,

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are represented as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Global Industrials Fund

which is three times more profitable than its current batteries.

Rexel, a French distributor of low-voltage electrical equipment, also contributed to performance in the period. We viewed the company as the distributor whose shares had the most positive range of outcomes. Management quality also continued to improve, in our view, with the announcement of a new CFO. Rexel also increased its dividend to a 5% yield.

What were some of the detractors from fund performance?

Ferat: While defense stocks had a positive year overall in 2012, they underperformed relative to the overall market during the six-month reporting period. Three of the largest defense contractors [Northrop Grumman, General Dynamics and L-3 Communications] were the major detractors. We think this was largely due to federal budget issues and the impact of the market’s concern about sequestration. Still, we think the market is poised to price the upcoming defense cycle trough, and we plan to continue to take advantage of the opportunity to grow the fund’s exposure to the defense sector. We are encouraged by many of the companies that are significantly reducing their market cap with aggressive buybacks.

What is your outlook for the sector and the portfolio? What are the risks to that outlook?

Ferat: We believe the economic upcycle for business activity has effectively passed its peak. The risk of continued industrial over-capacity exists. However, positive secular trends in emerging markets are continuing, and there is performance divergence in the sector and many interesting opportunities. In our view, companies that derive their revenues from business spending are more likely to have more challenges than those tied to consumer or government spending. That said, commercial aerospace and defense are key themes in the portfolio. In the defense sector, if sequestration continues in the United States, we think an earnings trough would not be reached for a couple of years, followed by acceleration in earnings growth. If sequestration were to be reduced or reversed in some way, we would anticipate the sector to show positive earnings in the near term. Global economic growth is slow, but remains positive. We expect this condition to persist, although the recovery in some regions is fragile. We also think non-residential construction offers us the best upside with the most manageable downside.

Thank you, Ferat and Ned, for the update on the fund.

The views expressed in this report are exclu sively those of Putnam Management and are subject to change. They are not meant investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Ferat Ongoren has an M.B.A. from the Stern School of Business at New York University and a B.A. from Bosphorus University in Istanbul, Turkey. He joined Putnam in 2009 and has been in the investment industry since 1997.

Portfolio Manager Nathaniel N. Salter has an M.B.A. from Harvard Business School an A.B. from Kenyon College. He has been in the investment industry since he joined Putnam in 2001.

Global Industrials Fund	9

IN THE NEWS

The global economy continues to expand, but the rate of expansion slowed recently. Manufacturing production and services activity worldwide both eased in February, according to data compiled by JPMorgan and Market Economics. Economic growth was led by the United States, followed by China, Germany, the United Kingdom, Brazil, India, Russia, and Ireland. The rate of increase, however, dropped in most of those countries, with the United States and Russia being the exceptions. Japan’s economic output, meanwhile, was stagnant. In the still-troubled eurozone, conditions weakened substantially in France, Italy, and Spain, with output contracting sharply in these countries’ manufacturing and services sectors. While the global economic deceleration was considered slight by most observers, the expansion rate hit a four-month low in February. As the employment picture improves in the United States and around the world, economists hope that jobs growth will spur further demand.

10	Global Industrials Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2013, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/13

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	91.92%	80.89%	86.18%	84.18%	86.14%	86.14%	88.29%	81.70%	90.28%	94.07%
Annual average	16.82	15.18	15.98	15.68	15.97	15.97	16.29	15.30	16.58	17.13

3 years	46.16	37.76	43.03	40.03	42.94	42.94	44.19	39.14	45.24	47.29
Annual average	13.49	11.27	12.67	11.88	12.65	12.65	12.97	11.64	13.25	13.78

1 year	14.91	8.31	14.06	9.06	14.04	13.04	14.38	10.38	14.67	15.24

6 months	17.04	10.31	16.55	11.55	16.62	15.62	16.77	12.68	16.88	17.19

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Global Industrials Fund	11

Comparative index returns For periods ended 2/28/13

MSCI World Industrials Index (ND)

Life of fund	79.44%
Annual average	14.96

3 years	39.33
Annual average	11.69

1 year	10.92

6 months	15.57

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value

Fund price and distribution information For the six-month period ended 2/28/13

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		—	—	—		1	1

Income	$0.071		—	—	—		$0.040	$0.107

Capital gains	—		—	—	—		—	—

Total	$0.071		—	—	—		$0.040	$0.107

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

8/31/12	$13.52	$14.34	$13.29	$13.30	$13.42	$13.91	$13.52	$13.56

2/28/13	15.75	16.71	15.49	15.51	15.67	16.24	15.76	15.78

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/13

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	97.90%	86.52%	91.95%	89.95%	91.90%	91.90%	94.18%	87.38%	96.19%	100.22%
Annual average	17.27	15.66	16.44	16.15	16.43	16.43	16.75	15.78	17.03	17.59

3 years	39.11	31.11	36.24	33.24	36.16	36.16	37.32	32.51	38.33	40.28
Annual average	11.63	9.45	10.86	10.04	10.84	10.84	11.15	9.84	11.42	11.94

1 year	17.21	10.47	16.40	11.40	16.38	15.38	16.68	12.59	16.96	17.61

6 months	18.23	11.43	17.77	12.77	17.83	16.83	17.96	13.83	18.06	18.37

See the discussion following the Fund performance table on page 11 for information about the calculation of fund performance.

12	Global Industrials Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year
ended 8/31/12*	1.41%	2.16%	2.16%	1.91%	1.66%	1.16%

Total annual operating expenses
for the fiscal year ended 8/31/12	2.13%	2.88%	2.88%	2.63%	2.38%	1.88%

Annualized expense ratio for the
six-month period ended 2/28/13	1.38%	2.13%	2.13%	1.88%	1.63%	1.13%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 12/30/13.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from September 1, 2012, to February 28, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.43	$11.44	$11.44	$10.10	$8.77	$6.09

Ending value (after expenses)	$1,170.40	$1,165.50	$1,166.20	$1,167.70	$1,168.80	$1,171.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Global Industrials Fund	13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 28, 2013, use the following calculation method. To find the value of your investment on September 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.90	$10.64	$10.64	$9.39	$8.15	$5.66

Ending value (after expenses)	$1,017.95	$1,014.23	$1,014.23	$1,015.47	$1,016.71	$1,019.19

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14	Global Industrials Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Industrials Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the industrials sector.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Global Industrials Fund	15

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2013, Putnam employees had approximately $366,000,000 and the Trustees had approximately $87,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	Global Industrials Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Global Industrials Fund	17

The fund’s portfolio 2/28/13 (Unaudited)

COMMON STOCKS (91.4%)*	Shares	Value

Aerospace and defense (41.1%)
Boeing Co. (The)	2,000	$153,800

Embraer SA ADR (Brazil)	13,639	462,908

General Dynamics Corp.	10,482	712,462

Honeywell International, Inc.	15,728	1,102,533

L-3 Communications Holdings, Inc.	12,754	972,748

Northrop Grumman Corp.	7,887	518,018

Precision Castparts Corp.	857	159,908

Raytheon Co.	2,300	125,511

United Technologies Corp.	10,761	974,409

		5,182,297
Air freight and logistics (1.5%)
Deutsche Post AG (Germany)	3,543	79,411

FedEx Corp.	1,000	105,430

		184,841
Airlines (0.3%)
Japan Airlines Co., Ltd. (Japan) †	800	37,976

		37,976
Auto components (6.9%)
Johnson Controls, Inc.	27,600	868,572

		868,572
Automobiles (1.4%)
Fiat SpA (Italy) †	4,222	22,625

General Motors Co. †	2,100	57,015

Nissan Motor Co., Ltd. (Japan)	9,000	90,918

		170,558
Building products (1.4%)
Daikin Industries, Ltd. (Japan)	4,800	177,730

		177,730
Commercial services and supplies (5.5%)
ADT Corp. (The)	1,518	72,697

Iron Mountain, Inc.	504	17,388

Tyco International, Ltd.	18,754	600,316

		690,401
Construction and engineering (2.2%)
Chiyoda Corp. (Japan)	9,000	112,270

Fluor Corp.	700	43,330

JGC Corp. (Japan)	3,000	82,752

KEPCO Engineering & Construction Co., Inc. (South Korea)	491	38,701

		277,053
Electrical equipment (3.8%)
Eaton Corp PLC	2,144	132,864

Hubbell, Inc. Class B	400	37,164

Mitsubishi Electric Corp. (Japan)	10,000	81,445

Schneider Electric SA (France)	2,442	187,917

Shanghai Electric Group Co., Ltd. (China)	106,000	43,079

		482,469
Electronic equipment, instruments, and components (2.1%)
Hollysys Automation Technologies, Ltd. (China) †	6,300	78,561

Yokogawa Electric Corp. (Japan)	18,800	188,417

		266,978

18	Global Industrials Fund

COMMON STOCKS (91.4%)* cont.	Shares	Value

Industrial conglomerates (4.6%)
General Electric Co.	6,960	$161,611

Siemens AG (Germany)	3,963	411,894

		573,505
Machinery (9.4%)
Cummins, Inc.	1,137	131,744

Fiat Industrial SpA (Italy)	17,641	214,594

Illinois Tool Works, Inc.	908	55,842

Ingersoll-Rand PLC	1,392	73,289

Joy Global, Inc.	5,135	325,251

Navistar International Corp. †	3,600	89,388

Parker Hannifin Corp.	1,400	132,272

Shanghai Prime Machinery Co., Ltd. (China)	848,000	115,985

Zardoya Otis SA (Spain)	3,435	48,466

		1,186,831
Marine (0.5%)
Kirby Corp. †	900	68,382

		68,382
Road and rail (1.2%)
East Japan Railway Co. (Japan)	2,100	154,930

		154,930
Trading companies and distributors (9.0%)
Mitsui & Co., Ltd. (Japan)	11,400	168,886

Rexel SA (France)	41,804	969,488

		1,138,374
Transportation infrastructure (0.5%)
Fraport AG (Germany)	1,081	64,250

		64,250
Total common stocks (cost $9,884,987)		$11,525,147

CONVERTIBLE PREFERRED STOCKS (0.2%)*	Shares	Value

United Technologies Corp. $3.75 cv. pfd.	400	$23,300

Total convertible preferred stocks (cost $20,000)		$23,300

SHORT-TERM INVESTMENTS (9.2%)*	Shares	Value

Putnam Short Term Investment Fund 0.10% L	1,158,166	$1,158,166

Total short-term investments (cost $1,158,166)		$1,158,166

TOTAL INVESTMENTS

Total investments (cost $11,063,153)		$12,706,613

Key to holding’s abbreviations

ADR American Depository Receipts: represents ownership of foreign securities on deposit with custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2012 through February 28, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $12,610,656.

† Non-income-producing security.

Global Industrials Fund	19

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $94,558 to cover certain derivatives contracts.

DIVERSIFICATION BY COUNTRY ⌂

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	69.8%	China	1.9%

France	9.1	Italy	1.9

Japan	8.6	Spain	0.4

Germany	4.4	South Korea	0.3

Brazil	3.6	Total	100.0%

⌂Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 2/28/13 (aggregate face value $7,127,494) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.

	Australian Dollar	Buy	4/17/13	$41,333	$42,063	$(730)

	British Pound	Sell	3/20/13	303	315	12

	Canadian Dollar	Buy	4/17/13	52,600	54,229	(1,629)

	Euro	Buy	3/20/13	24,808	25,944	(1,136)

	Swedish Krona	Buy	3/20/13	223,473	228,784	(5,311)

Barclays Bank PLC

	Australian Dollar	Buy	4/17/13	54,873	55,848	(975)

	British Pound	Buy	3/20/13	123,780	128,649	(4,869)

	Canadian Dollar	Sell	4/17/13	9,106	9,540	434

	Euro	Buy	3/20/13	393,146	410,977	(17,831)

	Hong Kong Dollar	Buy	5/15/13	177,718	177,789	(71)

	Japanese Yen	Buy	5/15/13	18,986	19,028	(42)

	Singapore Dollar	Buy	5/15/13	151,162	151,157	5

	Swedish Krona	Buy	3/20/13	59,153	60,546	(1,393)

	Swiss Franc	Buy	3/20/13	250,017	258,892	(8,875)

Citibank, N.A.

	Australian Dollar	Buy	4/17/13	14,660	14,764	(104)

	British Pound	Buy	3/20/13	86,616	89,998	(3,382)

	Canadian Dollar	Buy	4/17/13	15,887	16,396	(509)

	Danish Krone	Buy	3/20/13	81,832	85,157	(3,325)

	Euro	Sell	3/20/13	357,892	374,201	16,309

	Japanese Yen	Buy	5/15/13	59,400	59,027	373

	Singapore Dollar	Buy	5/15/13	27,939	27,950	(11)

20 Global Industrials Fund

FORWARD CURRENCY CONTRACTS at 2/28/13 (aggregate face value $7,127,494) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	Credit Suisse International

	British Pound	Buy	3/20/13	$549,427	$571,077	$(21,650)

	Canadian Dollar	Buy	4/17/13	81,273	83,913	(2,640)

	Euro	Sell	3/20/13	77,950	81,483	3,533

	Japanese Yen	Sell	5/15/13	80,071	80,262	191

	Swiss Franc	Buy	3/20/13	52,714	53,992	(1,278)

	Deutsche Bank AG

	Australian Dollar	Buy	4/17/13	13,031	13,260	(229)

	Euro	Sell	3/20/13	211,654	215,857	4,203

	Swedish Krona	Buy	3/20/13	105,708	108,212	(2,504)

	Goldman Sachs International

	Australian Dollar	Buy	4/17/13	43,674	44,444	(770)

	Japanese Yen	Buy	5/15/13	606,335	607,789	(1,454)

HSBC Bank USA, National Association

	British Pound	Sell	3/20/13	192,800	200,357	7,557

	Euro	Sell	3/20/13	127,175	132,931	5,756

	Japanese Yen	Buy	5/15/13	21,258	21,307	(49)

	JPMorgan Chase Bank N.A.

	Australian Dollar	Buy	4/17/13	12,726	12,951	(225)

	British Pound	Sell	3/20/13	119,533	124,166	4,633

	Canadian Dollar	Buy	4/17/13	120,409	124,299	(3,890)

	Euro	Sell	3/20/13	156,031	161,848	5,817

	Japanese Yen	Buy	5/15/13	319,643	320,097	(454)

	Norwegian Krone	Buy	3/20/13	20,299	21,291	(992)

	Swedish Krona	Buy	3/20/13	8,578	8,797	(219)

	Swiss Franc	Buy	3/20/13	90,489	93,717	(3,228)

	State Street Bank and Trust Co.

	Euro	Sell	3/20/13	189,718	198,305	8,587

	Swedish Krona	Buy	3/20/13	86,913	88,947	(2,034)

	UBS AG

	Australian Dollar	Buy	4/17/13	27,894	28,383	(489)

	British Pound	Buy	3/20/13	106,336	110,507	(4,171)

	Canadian Dollar	Buy	4/17/13	84,761	87,474	(2,713)

	Euro	Sell	3/20/13	104,587	109,701	5,114

	Japanese Yen	Buy	5/15/13	190,216	190,632	(416)

	Norwegian Krone	Buy	3/20/13	1,323	1,387	(64)

	Swiss Franc	Buy	3/20/13	33,293	34,469	(1,176)

	WestPac Banking Corp.

	British Pound	Buy	3/20/13	134,247	138,325	(4,078)

	Euro	Buy	3/20/13	614,070	642,126	(28,056)

	Japanese Yen	Sell	5/15/13	123,390	123,934	544

	Total					$(69,904)

Global Industrials Fund	21

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$925,587	$113,543	$—

Industrials	7,229,265	2,989,774	—

Information technology	78,561	188,417	—

Total common stocks	8,233,413	3,291,734	—

Convertible preferred stocks	23,300	—	—

Short-term investments	1,158,166	—	—

Totals by level	$9,414,879	$3,291,734	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(69,904)	$—

Totals by level	$—	$(69,904)	$—

The accompanying notes are an integral part of these financial statements.

22 Global Industrials Fund

Statement of assets and liabilities 2/28/13 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $9,904,987)	$11,548,447
Affiliated issuers (identified cost $1,158,166) (Notes 1 and 6)	1,158,166

Dividends, interest and other receivables	33,263

Receivable for shares of the fund sold	11,696

Receivable from Manager (Note 2)	9,492

Unrealized appreciation on forward currency contracts (Note 1)	63,068

Total assets	12,824,132

LIABILITIES

Payable for shares of the fund repurchased	20,701

Payable for custodian fees (Note 2)	10,122

Payable for investor servicing fees (Note 2)	5,801

Payable for Trustee compensation and expenses (Note 2)	1,718

Payable for administrative services (Note 2)	132

Payable for distribution fees (Note 2)	4,785

Payable for auditing and tax fees	29,932

Unrealized depreciation on forward currency contracts (Note 1)	132,972

Other accrued expenses	7,313

Total liabilities	213,476

Net assets	$12,610,656

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$11,113,246

Undistributed net investment income (Note 1)	29,471

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(105,564)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	1,573,503

Total — Representing net assets applicable to capital shares outstanding	$12,610,656

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($9,873,114 divided by 626,873 shares)	$15.75

Offering price per class A share (100/94.25 of $15.75)*	$16.71

Net asset value and offering price per class B share ($410,227 divided by 26,478 shares)**	$15.49

Net asset value and offering price per class C share ($673,281 divided by 43,409 shares)**	$15.51

Net asset value and redemption price per class M share ($56,956 divided by 3,634 shares)	$15.67

Offering price per class M share (100/96.50 of $15.67)*	$16.24

Net asset value, offering price and redemption price per class R share
($31,019 divided by 1,968 shares)	$15.76

Net asset value, offering price and redemption price per class Y share
($1,566,059 divided by 99,253 shares)	$15.78

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Global Industrials Fund	23

Statement of operations Six months ended 2/28/13 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $4,403)	$126,355

Interest (including interest income of $328 from investments in affiliated issuers) (Note 6)	361

Total investment income	126,716

EXPENSES

Compensation of Manager (Note 2)	33,476

Investor servicing fees (Note 2)	15,054

Custodian fees (Note 2)	9,276

Trustee compensation and expenses (Note 2)	433

Distribution fees (Note 2)	15,339

Administrative services (Note 2)	181

Reports to shareholders	7,450

Auditing and tax fees	23,016

Other	1,015

Fees waived and reimbursed by Manager (Note 2)	(30,767)

Total expenses	74,473

Expense reduction (Note 2)	(72)

Net expenses	74,401

Net investment income	52,315

Net realized gain on investments (Notes 1 and 3)	968,490

Net realized loss on foreign currency transactions (Note 1)	(71,281)

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(89,760)

Net unrealized appreciation of investments during the period	773,372

Net gain on investments	1,580,821

Net increase in net assets resulting from operations	$1,633,136

The accompanying notes are an integral part of these financial statements.

24 Global Industrials Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 2/28/13*	Year ended 8/31/12

Operations:
Net investment income	$52,315	$80,680

Net realized gain (loss) on investments
and foreign currency transactions	897,209	(887,338)

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	683,612	1,555,865

Net increase in net assets resulting from operations	1,633,136	749,207

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(40,949)	(191,036)

Class B	—	(10,581)

Class C	—	(10,409)

Class M	—	(1,395)

Class R	(48)	(319)

Class Y	(9,206)	(31,338)

From net realized long-term gain on investments
Class A	—	(276,145)

Class B	—	(18,714)

Class C	—	(20,957)

Class M	—	(2,458)

Class R	—	(510)

Class Y	—	(39,152)

Redemption fees (Note 1)	77	2,524

Increase (decrease) from capital share transactions (Note 4)	1,400,214	(1,998,609)

Total increase (decrease) in net assets	2,983,224	(1,849,892)

NET ASSETS

Beginning of period	9,627,432	11,477,324

End of period (including undistributed net investment
income of $29,471 and $27,359, respectively)	$12,610,656	$9,627,432

* Unaudited

The accompanying notes are an integral part of these financial statements.

Global Industrials Fund	25

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	(%)

Class A
February 28, 2013**	$13.52	.08	2.22	2.30	(.07)	—	(.07)	— [e]	$15.75	17.04*	$9,873	.68*	.51*	94*
August 31, 2012	13.24	.11	.93	1.04	(.31)	(.45)	(.76)	— [e]	13.52	8.71	7,293	1.41	.84	153
August 31, 2011	12.51	.10	1.99 [f]	2.09	(.29)	(1.08)	(1.37)	.01	13.24	15.62	9,243	1.40	.65	122
August 31, 2010	11.67	.01	1.33	1.34	(.17)	(.33)	(.50)	— [e]	12.51	11.55	4,749	1.46	.08	129
August 31, 2009†	10.00	.12	1.57	1.69	(.02)	—	(.02)	— [e]	11.67	16.96*	3,787	.94*	1.22*	211*

Class B
February 28, 2013**	$13.29	.02	2.18	2.20	—	—	—	— [e]	$15.49	16.55*	$410	1.05*	.15*	94*
August 31, 2012	13.06	.01	.93	.94	(.26)	(.45)	(.71)	— [e]	13.29	7.92	493	2.16	.04	153
August 31, 2011	12.38	(.02)	1.99 [f]	1.97	(.22)	(1.08)	(1.30)	.01	13.06	14.82	376	2.15	(.11)	122
August 31, 2010	11.61	(.08)	1.33	1.25	(.15)	(.33)	(.48)	— [e]	12.38	10.81	128	2.21	(.64)	129
August 31, 2009†	10.00	.05	1.58	1.63	(.02)	—	(.02)	— [e]	11.61	16.34*	45	1.47*	.44*	211*

Class C
February 28, 2013**	$13.30	.02	2.19	2.21	—	—	—	— [e]	$15.51	16.62*	$673	1.05*	.15*	94*
August 31, 2012	13.04	.01	.92	.93	(.22)	(.45)	(.67)	— [e]	13.30	7.88	525	2.16	.10	153
August 31, 2011	12.38	(.02)	1.99 [f]	1.97	(.24)	(1.08)	(1.32)	.01	13.04	14.81	648	2.15	(.10)	122
August 31, 2010	11.62	(.08)	1.31	1.23	(.14)	(.33)	(.47)	— [e]	12.38	10.67	145	2.21	(.63)	129
August 31, 2009†	10.00	.05	1.59	1.64	(.02)	—	(.02)	— [e]	11.62	16.44*	21	1.47*	.54*	211*

Class M
February 28, 2013**	$13.42	.04	2.21	2.25	—	—	—	— [e]	$15.67	16.77*	$57	.93*	.26*	94*
August 31, 2012	13.16	.04	.93	.97	(.26)	(.45)	(.71)	— [e]	13.42	8.10	49	1.91	.31	153
August 31, 2011	12.44	.02	2.01 [f]	2.03	(.24)	(1.08)	(1.32)	.01	13.16	15.24	82	1.90	.12	122
August 31, 2010	11.64	(.05)	1.32	1.27	(.14)	(.33)	(.47)	— [e]	12.44	10.98	24	1.96	(.41)	129
August 31, 2009†	10.00	.09	1.57	1.66	(.02)	—	(.02)	— [e]	11.64	16.64*	12	1.29*	.88*	211*

Class R
February 28, 2013**	$13.52	.06	2.22	2.28	(.04)	—	(.04)	— [e]	$15.76	16.88*	$31	.80*	.37*	94*
August 31, 2012	13.24	.08	.93	1.01	(.28)	(.45)	(.73)	— [e]	13.52	8.43	16	1.66	.61	153
August 31, 2011	12.49	.05	2.02 [f]	2.07	(.25)	(1.08)	(1.33)	.01	13.24	15.52	15	1.65	.30	122
August 31, 2010	11.66	(.02)	1.32	1.30	(.14)	(.33)	(.47)	— [e]	12.49	11.22	13	1.71	(.16)	129
August 31, 2009†	10.00	.10	1.58	1.68	(.02)	—	(.02)	— [e]	11.66	16.85*	12	1.12*	1.06*	211*

Class Y
February 28, 2013**	$13.56	.09	2.24	2.33	(.11)	—	(.11)	— [e]	$15.78	17.19*	$1,566	.55*	.63*	94*
August 31, 2012	13.30	.14	.93	1.07	(.36)	(.45)	(.81)	— [e]	13.56	8.95	1,252	1.16	1.11	153
August 31, 2011	12.54	.13	2.01 [f]	2.14	(.31)	(1.08)	(1.39)	.01	13.30	16.00	1,114	1.15	.86	122
August 31, 2010	11.69	.04	1.33	1.37	(.19)	(.33)	(.52)	— [e]	12.54	11.82	408	1.21	.33	129
August 31, 2009†	10.00	.12	1.59	1.71	(.02)	—	(.02)	— [e]	11.69	17.18*	144	.76*	1.15*	211*

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

26 Global Industrials Fund	Global Industrials Fund	27

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period December 18, 2008 (commencement of operations) to August 31, 2009.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation the expenses of each class, reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

February 28, 2013	0.29%

August 31, 2012	0.72

August 31, 2011	0.48

August 31, 2010	2.16

August 31, 2009	5.57

e Amount represents less than $0.01 per share.

f The amount of net realized and unrealized gain shown for a share outstanding for the period ending August 31, 2011, does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the portfolio.

The accompanying notes are an integral part of these financial statements.

28 Global Industrials Fund

Notes to financial statements 2/28/13 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2012 through February 28, 2013.

Putnam Global Industrials Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by concentrating in the industrial products, services or equipment industries. The fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential.

The fund offers class A, class B, class C, class M, class R, and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A short-term trading fee of 1.00% may have applied to redemptions (including exchanges into another fund) of shares purchased before January 2, 2013 and held for 90 days or less. The short-term trading fee was accounted for as an addition to paid-in-capital. No short-term trading fee applies to shares purchased on or after January 2, 2013.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Global Industrials Fund 29

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to further express our fundamental opinion on stocks we own or actively cover.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

30 Global Industrials Fund

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers. Forward premium swap option contracts include premiums that do not settle until the expiration date of the contract. The delayed settlement of the premiums are factored into the daily valuation of the option contracts.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average contract amount, see Note 5.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average contract amount, see Note 5.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $101,984 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Global Industrials Fund	31

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At August 31, 2012, the fund had a capital loss carryover of $499,677 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$499,279	$398	$499,677	*

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $250,581 recognized during the period between November 1, 2011 and August 31, 2012 to its fiscal year ending August 31, 2013.

The aggregate identified cost on a tax basis is $11,315,668, resulting in gross unrealized appreciation and depreciation of $1,459,234 and $68,289, respectively, or net unrealized appreciation of $1,390,945.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end

32 Global Industrials Fund

funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,

0.730%	of the next $5 billion,	0.560%	of the next $50 billion,

0.680%	of the next $10 billion,	0.550%	of the next $100 billion and

0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

Putnam Management has contractually agreed, through December 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $30,767 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$11,669	Class R	27

Class B	585	Class Y	1,892

Class C	805	Total	$15,054

Class M	76

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $63 under the expense offset arrangements and by $9 under the brokerage/ service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $8, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004.

Global Industrials Fund	33

Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$10,201	Class M	198

Class B	2,070	Class R	47

Class C	2,823	Total	$15,339

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $1,564 and no monies from the sale of class A and class M shares, respectively, and received $97 and $4 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $10,079,571 and $9,656,888, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 2/28/13		Year ended 8/31/12

Class A	Shares	Amount	Shares	Amount

Shares sold	148,454	$2,237,245	92,274	$1,229,023

Shares issued in connection with
reinvestment of distributions	1,708	25,918	25,034	295,907

	150,162	2,263,163	117,308	1,524,930

Shares repurchased	(62,762)	(916,622)	(275,741)	(3,541,109)

Net increase (decrease)	87,400	$1,346,541	(158,433)	$(2,016,179)

34 Global Industrials Fund

	Six months ended 2/28/13		Year ended 8/31/12

Class B	Shares	Amount	Shares	Amount

Shares sold	4,072	$59,390	32,759	$394,213

Shares issued in connection with
reinvestment of distributions	—	—	2,510	29,295

	4,072	59,390	35,269	423,508

Shares repurchased	(14,714)	(206,701)	(26,916)	(351,245)

Net increase (decrease)	(10,642)	$(147,311)	8,353	$72,263

	Six months ended 2/28/13		Year ended 8/31/12

Class C	Shares	Amount	Shares	Amount

Shares sold	8,482	$127,676	5,709	$72,403

Shares issued in connection with
reinvestment of distributions	—	—	2,669	31,201

	8,482	127,676	8,378	103,604

Shares repurchased	(4,511)	(65,119)	(18,640)	(236,267)

Net increase (decrease)	3,971	$62,557	(10,262)	$(132,663)

	Six months ended 2/28/13		Year ended 8/31/12

Class M	Shares	Amount	Shares	Amount

Shares sold	3,198	$44,552	—	$—

Shares issued in connection with
reinvestment of distributions	—	—	327	3,853

	3,198	44,552	327	3,853

Shares repurchased	(3,207)	(43,936)	(2,893)	(37,724)

Net increase (decrease)	(9)	$616	(2,566)	$(33,871)

	Six months ended 2/28/13		Year ended 8/31/12

Class R	Shares	Amount	Shares	Amount

Shares sold	1,397	$21,805	—	$—

Shares issued in connection with
reinvestment of distributions	3	48	70	829

	1,400	21,853	70	829

Shares repurchased	(636)	(10,013)	—	—

Net increase	764	$11,840	70	$829

	Six months ended 2/28/13		Year ended 8/31/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	38,938	$586,372	29,637	$387,535

Shares issued in connection with
reinvestment of distributions	605	9,195	5,959	70,490

	39,543	595,567	35,596	458,025

Shares repurchased	(32,596)	(469,596)	(27,023)	(347,013)

Net increase	6,947	$125,971	8,573	$111,012

Global Industrials Fund	35

At the close of the reporting period, Putnam Investments, LLC owned the following class shares:

	Shares owned	Percentage of ownership	Value

Class A	196,001	31.3%	$3,087,016

Class R	1,207	61.3	19,022

Note 5: Summary of derivative activity

The average volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows:

Purchased equity option contracts (number of contracts)	10,000

Forward currency contracts (contract amount)	$8,400,000

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$63,068	Payables	$132,972

Total		$63,068		$132,972

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Options	contracts	Total

Foreign exchange contracts	$—	$(77,289)	$(77,289)

Equity contracts	(12,316)	—	$(12,316)

Total	$(12,316)	$(77,289)	$(89,605)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Options	contracts	Total

Foreign exchange contracts	$—	$(90,204)	$(90,204)

Equity contracts	6,307	—	$6,307

Total	$6,307	$(90,204)	$(83,897)

36 Global Industrials Fund

Note 6: Transactions with affiliated issuers

Transactions during the reporting period with a company which is under common ownership or control, or with companies in which the fund owned at least 5% of the voting securities, were as follows:

	Market
	value at the					Market value
	beginning of					at the end of
	the reporting	Purchase	Sale	Investment	Capital gain	the reporting
Name of affiliates	period	cost	proceeds	income	distributions	period

Putnam Money
Market Liquidity
Fund*	$269,960	$3,946,787	$4,216,747	$308	$—	$—

Putnam Short Term
Investment Fund*	—	1,158,166	—	20	—	1,158,166

Totals	$269,960	$5,104,953	$4,216,747	$328	$—	$1,158,166

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Market values are shown for those securities affiliated during the reporting period.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund concentrates its investments in one sector, which involves more risk than a fund that invests more broadly.

Note 8: New accounting pronouncement

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

Global Industrials Fund	37

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund
Multi-Cap Core Fund	State tax-free income funds:
Research Fund	Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
Value	and Pennsylvania.
Convertible Securities Fund
Equity Income Fund	Absolute Return
George Putnam Balanced Fund	Absolute Return 100 Fund®
The Putnam Fund for Growth and Income	Absolute Return 300 Fund®
International Value Fund	Absolute Return 500 Fund®
Multi-Cap Value Fund	Absolute Return 700 Fund®
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

38 Global Industrials Fund

Global Sector	Putnam RetirementReady® Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Global Asset Allocation Funds —	RetirementReady 2015 Fund
portfolios with allocations to stocks, bonds,
and money market instruments that are	Putnam Retirement Income Lifestyle
adjusted dynamically within specified ranges	Funds — portfolios with managed
as market conditions change.	allocations to stocks, bonds, and money
market investments to generate
Dynamic Asset Allocation Balanced Fund	retirement income.
Dynamic Asset Allocation
Conservative Fund	Retirement Income Fund Lifestyle 1
Dynamic Asset Allocation Growth Fund	Retirement Income Fund Lifestyle 2
Dynamic Risk Allocation Fund	Retirement Income Fund Lifestyle 3

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Global Industrials Fund 39

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

40 Global Industrials Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President and Treasurer
Investment Sub-Manager	Robert J. Darretta
Putnam Investments Limited	Katinka Domotorffy	Janet C. Smith
57–59 St James’s Street	John A. Hill	Vice President,
London, England SW1A 1LD	Paul L. Joskow	Principal Accounting Officer,
	Elizabeth T. Kennan	and Assistant Treasurer
Investment Sub-Advisor	Kenneth R. Leibler
The Putnam Advisory	Robert E. Patterson	Susan G. Malloy
Company, LLC	George Putnam, III	Vice President and
One Post Office Square	Robert L. Reynolds	Assistant Treasurer
Boston, MA 02109	W. Thomas Stephens
James P. Pappas
Marketing Services	Officers	Vice President
Putnam Retail Management	Robert L. Reynolds
One Post Office Square	President	Mark C. Trenchard
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	BSA Compliance Officer
Custodian	Executive Vice President,
State Street Bank	Principal Executive Officer, and	Judith Cohen
and Trust Company	Compliance Liaison	Vice President, Clerk, and
Associate Treasurer
Legal Counsel	Steven D. Krichmar
Ropes & Gray LLP	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Manager, Assistant Clerk, and
	Robert T. Burns	Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Global Industrials Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

SA721
280002 4/13

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 26, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: April 26, 2013